    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 2007


                                           REGISTRATION STATEMENT NOS. 333-58783

                                                                       811-08867
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM N-4
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 14

                                       AND
                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 14


           METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                               (Name of Depositor)

                   ONE CITYPLACE, HARTFORD, CONNECTICUT 06199
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including area code: (860) 308-1000

                             JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                       ONE CITYPLACE, HARTFORD CONNECTICUT
                     (Name and Address of Agent for Service)

                                   COPIES TO:
                                 DIANE E. AMBLER

                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP

                                1601 K STREET, NW
                              WASHINGTON, DC 20006

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on November 12, 2007 pursuant to paragraph (b) of Rule 485.


[ ] days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Allocated and Unallocated Group Variable Annuity Contracts

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FILING NOTE

The purpose of this Post-Effective Amendment is to file the attached Supplement to the Prospectus and Supplement to the Statement of Additional Information, each dated November 12, 2007. This Post-Effective Amendment does not supersede any previously filed post-effective amendment.

The following documents are incorporated herein by reference:

The Prospectus and Statement of Additional Information each dated April 30, 2007, included in Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File Nos. 333-58783/811-08867 filed April 6, 2007 pursuant to paragraph (b) of Rule 485.

The Prospectus dated April 30, 2007 filed with the Securities and Exchange Commission on May 2, 2007 pursuant to Rule 497(e) under the Securities Act of 1933 in connection with Registration Statement No. 333-58783.

The Supplement to the Prospectus dated June 21, 2007 to the Prospectus filed with the Securities and Exchange Commission on June 21, 2007 pursuant to Rule 497 under the Securities Act of 1933 in connection with Registration Statement No. 333-58783.

                  METLIFE INSURANCE COMPANY OF CONNECTICUT AND
                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
         METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES AND
            METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES

                           METLIFE RETIREMENT ACCOUNT

                       SUPPLEMENT DATED NOVEMBER 12, 2007
                                     TO THE
                PROSPECTUS DATED APRIL 30, 2007, AS SUPPLEMENTED

This supplements the information contained in the Prospectus for the variable annuity contract listed above. This supplement should be read in its entirety and kept together with the Prospectus for future reference.

1. VARIABLE FUNDING OPTION SUBSTITUTION

Effective on or about November 12, 2007, the Replacement Fund in the box below was substituted for the corresponding Prior Fund as a Variable Funding Option under the Contract.

For existing Contract Owners the substitution had no effect on the account value in the Variable Funding Option. However, the number of units received in the Replacement Fund may be different from the number of units held in the Prior Fund, due to differences in the unit values. Any elections existing Contract Owners had on file for the Prior Fund for the allocation of account value have been redirected to the corresponding Replacement Fund. References in the Prospectus and Statement of Additional Information to the Prior Fund shall be deemed to refer to the Replacement Fund, including references to the Monitored Portfolios in the "TRANSFERS" section of the Prospectus.


                   Prior Fund                                                        Replacement Fund
                   ----------                                                        ----------------
MetLife Investment International Stock Fund                           Morgan Stanley EAFE(R) Index Portfolio -- Class A
MetLife Investment Small Company Stock Fund                           Russell 2000(R) Index Portfolio -- Class A1
MetLife Investment Large Company Stock Fund                           MetLife Stock Index Portfolio -- Class A
MetLife Investment Diversified Bond Fund                              Lehman Brothers(R) Aggregate Bond Index Portfolio -- Class A

2. FEE TABLE

     a. Replace the "MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES" table on page 9 of the Prospectus with the following:

                                                                                                               MINIMUM      MAXIMUM
                                                                                                               -------      -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or
service (12b-1) fees, and other expenses)                                                                       0.30%        1.72%

     b. The following information is added to the table in the "UNDERLYING FUND FEES AND EXPENSES" section beginning on page 9 of the Prospectus and replaces such information for the corresponding Prior Fund:

                                                DISTRIBUTION
                                                   AND/OR                TOTAL        CONTRACTUAL FEE     NET TOTAL
                                                   SERVICE               ANNUAL            WAIVER          ANNUAL
                                   MANAGEMENT      (12B-1)     OTHER     OPERATING     AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                       FEE         FEES       EXPENSES   EXPENSES      REIMBURSEMENT      EXPENSES
----------------                   ----------   ------------  --------   ---------    ---------------     ---------
METROPOLITAN SERIES FUND, INC.
   Lehman Brothers(R) Aggregate
     Bond Index Portfolio --
     Class A                          0.25%          --       0.06%      0.31%        0.01%                0.30%(a)
   MetLife Stock Index Portfolio
     -- Class A                       0.25%          --       0.05%      0.30%        0.01%                0.29%(a)
   Morgan Stanley EAFE(R) Index
     Portfolio -- Class A             0.30%          --       0.13%      0.45%        0.01%                0.44%(a)(b)
   Russell 2000(R) Index
     Portfolio -- Class A             0.25%          --       0.09%      0.36%        0.01%                0.35%(a)(b)

----------
(a) MetLife Advisers, LLC has contractually agreed, for the period, May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio as follows:

         Lehman Brothers(R) Aggregate Bond Index Portfolio to 0.244% MetLife Stock Index Portfolio to 0.243%
         Morgan Stanley EAFE(R) Index Portfolio to 0.293%
         Russell 2000(R) Index Portfolio to 0.243%

(b) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

     c.   Replace Example 1 on page 13 of the Prospectus with the following:

EXAMPLE # 1.

MAXIMUM CHARGES (assuming you select the Optional Death Benefit)

                               IF CONTRACT IS SURRENDERED AT THE             IF CONTRACT IS NOT SURRENDERED OR
                                     END OF PERIOD SHOWN:                   ANNUITIZED AT END OF PERIOD SHOWN:
                          -------------------------------------------    ------------------------------------------
FUNDING OPTION            1 YEAR      3 YEARS     5 YEARS   10 YEARS     1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------            ------      -------     -------   --------     ------      -------    -------    --------
Underlying Fund with
  Maximum Total
  Annual Operating
  Expenses...........        $809      $1,186      $1,687     $3,372       $385       $1,169     $1,970      $4,054
Underlying Fund with
  Minimum Total
  Annual Operating
  Expenses...........        $664        $750        $959     $1,916       $241         $743     $1,270      $2,713

3. THE ANNUITY CONTRACT

     The following information is added to the table that appears under the "THE VARIABLE FUNDING OPTIONS" section beginning on page 19 of the Prospectus and replaces such information for the corresponding Prior Fund:

              FUNDING                                INVESTMENT                            INVESTMENT
               OPTION                                OBJECTIVE                         ADVISER/SUBADVISER
-------------------------------------   -------------------------------------   ---------------------------------
METROPOLITAN SERIES FUND, INC.

   Lehman Brothers(R) Aggregate         Seeks to equal the performance of       MetLife Advisers, LLC
     Bond Index Portfolio -- Class A    the Lehman Brothers(R) Aggregate        Subadviser: MetLife Investment
                                        Bond Index.                             Advisors Company, LLC

   MetLife Stock Index Portfolio --     Seeks to equal the performance of       MetLife Advisers, LLC
     Class A                            the Standard & Poor's 500 Composite     Subadviser: MetLife Investment
                                        Stock Price Index ("S&P 500 Index").    Advisors Company, LLC

   Morgan Stanley EAFE(R) Index         Seeks to equal the performance of       MetLife Advisers, LLC
     Portfolio -- Class A               the MSCI EAFE(R) Index.                 Subadviser: MetLife Investment
                                                                                Advisors Company, LLC

   Russell 2000(R) Index Portfolio      Seeks to equal the return of the        MetLife Advisers, LLC
     -- Class A                         Russell 2000(R) Index.                  Subadviser: MetLife Investment
                                                                                Advisors Company, LLC



4. CHART ASSET ALLOCATION PROGRAM

Effective November 12, 2007, the CHART Asset Allocation Program (the "program" or "CHART") was terminated. Program participants no longer receive asset allocation advice from the investment adviser to the program, MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, and no longer pay investment advisory fees to MIFS.


If you would like another copy of the prospectus, write to us at 185 Asylum Street, 3 CP, Hartford, CT 06103-3415 or call us at 1-800-842-9406.




Book 21                                               November, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                 (THE "COMPANY")

                   METLIFE OF CT FUND U FOR VARIABLE ANNUITIES
            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
           METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                    SUPPLEMENT DATED NOVEMBER 12, 2007 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007

This supplements the information contained in the Statements of Additional Information for the variable annuity contracts in the insurance company separate accounts listed above.

FINANCIAL STATEMENTS

The attached financial statements of the Company replace, in their entirety, the financial statements of the Company set forth in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Contracts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

(October 30, 2007 as to Note 20)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                   2006       2005
                                                                 --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                              2006     2005    2004
                                                             ------   ------   ----
REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------
BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                   2006       2005       2004
                                                                 --------   --------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $    --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      AS OF JULY 1, 2005
                                                                      ------------------
                                                                         (IN MILLIONS)
TOTAL PURCHASE PRICE PAID BY METLIFE.......................                 $12,084
  Purchase price attributed to other affiliates............                   5,260
                                                                            -------
  Purchase price attributed to MetLife Connecticut.........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS..........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale.............      (2)
  Mortgage loans on real estate............................      72
  Real estate and real estate joint ventures held-for-
     investment............................................      39
  Other limited partnership interests......................      48
  Other invested assets....................................     (36)
  Premiums and other receivables...........................   1,001
  Elimination of historical deferred policy acquisition
     costs.................................................  (3,052)
  Value of business acquired...............................   3,490
  Value of distribution agreements and customer
     relationships acquired................................      73
  Net deferred income tax asset............................   1,751
  Elimination of historical goodwill.......................    (196)
  Other assets.............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits...................................  (3,766)
  Policyholder account balances............................  (1,870)
  Other liabilities........................................     191
                                                             ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED..                   5,939
                                                                            -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT......................................                 $   885
                                                                            =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:

                                                                        AS OF JULY 1, 2005
                                                                        ------------------
                                                                           (IN MILLIONS)
Institutional....................................................              $312
Individual.......................................................               163
Corporate & Other................................................               410
                                                                               ----
  TOTAL..........................................................              $885
                                                                               ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:

                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:

                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)
Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:

                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)
Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======





                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)
Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:

                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----
Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:

                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------
MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.

                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)

Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====





                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)
Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======





                                                                 DECEMBER 31, 2005
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........    $14,412      $413        $ 40         $ 2       $14,452      $415
Residential mortgage-backed
  securities........................      9,142       129          61           2         9,203       131
Foreign corporate securities........      4,409       142          23           1         4,432       143
U.S. Treasury/agency securities.....      4,171        61          --          --         4,171        61
Commercial mortgage-backed
  securities........................      4,040        82           5          --         4,045        82
Asset-backed securities.............      1,890        16          11          --         1,901        16
State and political subdivision
  securities........................        550        25          --          --           550        25
Foreign government securities.......        155         3           2          --           157         3
                                        -------      ----        ----         ---       -------      ----
Total fixed maturity securities.....    $38,769      $871        $142         $ 5       $38,911      $876
                                        =======      ====        ====         ===       =======      ====
Equity securities...................    $   214      $  8        $ --         $--       $   214      $  8
                                        =======      ====        ====         ===       =======      ====
Total number of securities in an
  unrealized loss position..........      5,061                    47                     5,108
                                        =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                      DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                            GROSS
                                          COST OR        UNREALIZED        NUMBER OF
                                      AMORTIZED COST       LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                       LESS             LESS            LESS
                                       THAN    20% OR   THAN   20% OR   THAN     20% OR
                                        20%     MORE     20%    MORE     20%      MORE
                                     --------  ------  ------  ------  ------  ---------
                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months...............   $12,922    $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................       568     --       6      --       78       1
Nine months or greater but less
  than twelve months...............     2,134     14      52       4      323       1
Twelve months or greater...........    17,540     --     650      --    2,318      --
                                      -------    ---    ----     ---    -----      --
  Total............................   $33,164    $23    $858     $ 8    4,256      17
                                      =======    ===    ====     ===    =====      ==





                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                                            GROSS
                                          COST OR        UNREALIZED        NUMBER OF
                                      AMORITIZED COST      LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                       LESS             LESS            LESS
                                       THAN    20% OR   THAN   20% OR   THAN     20% OR
                                        20%     MORE     20%    MORE     20%      MORE
                                     --------  ------  ------  ------  ------  ---------
                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months...............   $39,461    $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................       204     --       2      --       16      --
Nine months or greater but less
  than twelve months...............       116     --       3      --       35      --
Twelve months or greater...........       147     --       5      --       47      --
                                      -------    ---    ----     ---    -----      --
  Total............................   $39,928    $81    $854     $30    5,058      50
                                      =======    ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:

                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)
Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)
Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)
Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)
Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                             DECEMBER 31, 2006                    DECEMBER 31, 2005
                     ---------------------------------    ---------------------------------
                                     CURRENT MARKET                       CURRENT MARKET
                                     OR FAIR VALUE                        OR FAIR VALUE
                     NOTIONAL    ---------------------    NOTIONAL    ---------------------
                      AMOUNT     ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                     --------    ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)
Interest rate
  swaps...........    $ 8,841    $  431        $ 70        $ 6,623    $  356        $ 52
Interest rate
  floors..........      9,021        71          --          2,000        26          --
Interest rate
  caps............      6,715         6          --          3,020        18          --
Financial
  futures.........        602         6           1            228         2           2
Foreign currency
  swaps...........      2,723       580          66          3,110       429          76
Foreign currency
  forwards........        124         1          --            488        18           2
Options...........         --        80           7             --       165           3
Financial
  forwards........        900        --          15             --        --           2
Credit default
  swaps...........      1,231         1           5            987         2           2
                      -------    ------        ----        -------    ------        ----
  Total...........    $30,157    $1,176        $164        $16,456    $1,016        $139
                      =======    ======        ====        =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                          REMAINING LIFE
                    -----------------------------------------------------------------------------------------
                                          AFTER ONE YEAR       AFTER FIVE YEARS
                    ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                    ----------------    ------------------    -----------------    ---------------    -------
                                                          (IN MILLIONS)
Interest rate
  swaps...........       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate
  floors..........           --                   551                8,470                  --          9,021
Interest rate
  caps............           --                 6,715                   --                  --          6,715
Financial
  futures.........          602                    --                   --                  --            602
Foreign currency
  swaps...........           67                 1,588                  996                  72          2,723
Foreign currency
  forwards........          124                    --                   --                  --            124
Financial
  forwards........           --                    --                   --                 900            900
Credit default
  swaps...........           30                 1,186                   15                  --          1,231
                         ------               -------              -------              ------        -------
  Total...........       $1,803               $15,610              $11,180              $1,564        $30,157
                         ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)
Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:

                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)
Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)
Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)
Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years



                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)
Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)
Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)
Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:

                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)
2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:

                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)
MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006. Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)
Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.

                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)
STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)
STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:

                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)
Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155



                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)
Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)
Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)
Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

     On September 28, 2007, the Board of Directors declared a dividend of up to $690 million. On October 22, 2007, MICC paid a $690 million dividend, of which $404 million was a return of capital.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)

                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------
TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)

                                                                  2006      2005
                                                                -------   -------
CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------
CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)

                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------
CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)

                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------
2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)

                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------
2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)

                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------
2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======




                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------
2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======




                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------
2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

     (1)  Statement of Assets and Liabilities as of December 31, 2006

     (2)  Statement of Operations for the year ended December 31, 2006

     (3) Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005

     (4)  Notes to Financial Statements

The consolidated financial statements and schedules of MetLife Insurance Company of Connecticut and subsidiaries (formerly The Travelers Insurance Company) and the reports of Independent Registered Public Accounting Firms, are contained in the Statement of Additional Information. The consolidated financial statements of MetLife Insurance Company of Connecticut and subsidiaries include:

     (1)  Consolidated Balance Sheets as of December 31, 2006 and 2005

     (2) Consolidated Statements of Income for the year ended December 31, 2006, for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004


     (3) Consolidated Statements of Stockholder's Equity for the year ended December 31, 2006, for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004


     (4) Consolidated Statements of Cash Flows for the year ended December 31, 2006, for the six months ended December 31, 2005 and June 30, 2005 and for the year ended December 31, 2004

     (5)  Notes to Consolidated Financial Statements

     (6)  Financial Statement Schedules

(b)  Exhibits

 EXHIBIT
  NUMBER    DESCRIPTION
 -------    -----------
1.          Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to
            Exhibit 1 to the Registration Statement on Form N-4, File No. 333-58783,
            filed July 9, 1998.)

2.          Not Applicable.

3(a)        Distribution and Principal Underwriting among the Registrant, The Travelers
            Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 3 to the
            Registration Statement on Form N-4, File No. 333-58783, filed February 26,
            2001.)

3(a)(i)     Agreement and Plan of Merger dated as of October 20, 2006. (Incorporated herein by reference to Exhibit 1(a) to the Registration Statement on Form S-
            1, File No. 333-13472 filed on November 7, 2006.)

3(b)        Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b)
            to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4,
            File No. 333-65942, filed April 15, 2003.)

3(c)        Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b)
            to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable
            Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed
            April 5, 2006.)

3(d)        Master Retail Sales Agreement (MLIDC). (Incorporated herein by reference to
            Exhibit 3(d) to Post-Effective Amendment No. 16 to MetLife of CT Fund ABD for
            Variable Annuities to the Registration Statement on Form N-4, File No. 033-
            65343/811-07465 filed April 4, 2007.)

4(a)        Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to
            Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File
            No. 333-58783, filed November 3, 1998.)


 EXHIBIT
  NUMBER    DESCRIPTION
 -------    -----------
4(b)        Company Name Change Endorsement. (Incorporated herein by reference to Exhibit
            4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form
            N-4, File No. 033-65343 filed April 5, 2006).

5.          1)  Application. (Incorporated herein by reference to Exhibit 5 to Pre-
                Effective Amendment No. 1 to the Registration Statement on Form N-4, File
                No. 333-58783, filed November 3, 1998.)

                 a.  The Travelers Insurance Company, The Travelers Life and Annuity
                     Company, Deferred Variable Annuity Application Rev. 5-05, National
                     app L-22213*

                 b.  The Travelers Insurance Company, The Travelers Life and Annuity
                     Company, Deferred Variable Annuity Application Rev. 7-05 National
                     app L-22213*

                 c.  The Travelers Insurance Company, The Travelers Life and Annuity
                     Company, Deferred Variable Annuity Application Rev. 11-05 National
                     app L-22213*

                 d.  The Travelers Insurance Company, The Travelers Life and Annuity
                     Company, Deferred Variable Annuity Application Rev. 1-06 National
                     app L-22213*

                 e.  The Travelers Insurance Company, The Travelers Life and Annuity
                     Company, Master Application for Group Deferred Variable Annuity
                     L22534 TRA Master App 7-05*

                 f.  The Travelers Insurance Company for Group Deferred Variable Annuity
                     Application (New York) L-22535NY 5-05*

                 g.  The Travelers Insurance Company for Group Deferred Variable Annuity
                     Application (New York) L-22535NY 6-05*

                 h.  The Travelers Insurance Company for Group Deferred Variable Annuity
                     Application (New York) L-22535NY 7-05*

                 i.  The Travelers Insurance Company for Group Deferred Variable Annuity
                     Application (New York) L-22535NY 7-05*

                 j.  The Travelers Insurance Company for Group Deferred Variable Annuity
                     Application (New York) L-22535NY 11-05*

                 k.  The Travelers Insurance Company for Group Deferred Variable Annuity
                     Application (New York) L-22535NY 1-06*

                      *  (Incorporated herein by reference to Post-Effective Amendment
                         No. 1 to the Registration Statement on Form N-4, File No. 333-
                         118415, filed April 10, 2006.)

                 l.  Systematic Withdrawal Program MetLife Retirement Account L-19066SWP
                     Order # L-19244 1 Rev. 11/06.   (Incorporated herein by reference to
                     Exhibit 5(1)(l) to Post-Effective Amendment No. 13 to this
                     Registration Statement on Form N-4, File No. 333-58783 filed April
                     6, 2007.)

                 m.  Dollar Cost Averaging Program MetLife Retirement Account L-19066DCA
                     Order # L-19243; Rev. 11/06.  (Incorporated herein by reference to
                     Exhibit 5(1)(m) to Post-Effective Amendment No. 13 to this
                     Registration Statement on Form N-4, File No. 333-58783 filed April
                     6, 2007.)

            2)  Form of Variable Annuity Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 14 to The Travelers Fund ABD
                for Variable Annuities to the Registration Statement on Form N-4, File
                No. 033-65343 filed April 5, 2006.)

6(a).       Charter of The Travelers Insurance Company, as amended on October 19, 1994.
            (Incorporated herein by reference to Exhibit 6(a) to the Registration
            Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)

            1)  Certificate of Amendment of the Charter as Amended and Restated of The
                Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 14 to The
                Travelers Fund ABD for Variable Annuities Registration Statement on Form
                N-4 , File No. 033-65343 filed April 5, 2006.)

            2)  Certificate of Correction of MetLife Insurance Company of Connecticut, to
                the Amendment to the Charter as Amended and Restated of The Travelers
                Insurance Company, dated and executed as of the 4(th) day of April, 2007.
                (Incorporated herein by reference to Exhibit 6(a)(i) to Post-Effective
                Amendment No.16 to the Registration Statement on Form N-4, File 333-00165
                filed October 31, 2007.)

6(b).       By-Laws of The Travelers Insurance Company, as amended on October 20, 1994.
            (Incorporated herein by reference to Exhibit 6(b) to the Registration
            Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)


 EXHIBIT
  NUMBER    DESCRIPTION
 -------    -----------
6(c).       Certificate of Amendment of the Charter as Amended and Restated of The
            Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund ABD for
            Variable Annuities Registration Statement on Form N-4 , File No. 033-65343
            filed April 5, 2006.)

7.          Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit
            7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-
            4, File No. 333-65942, filed April 15, 2003.)

8.          Form of Participation Agreements. (Incorporated herein by reference to
            Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on
            Form N-4, File No. 333-101778, filed April 21, 2005).

8(a).       Participation Agreement Among Met Investors Series Trust, Met Investors
            Advisory, LLC, MetLife Investors Distribution Company, The Travelers
            Insurance Company and The Travelers Life and Annuity Company effective
            November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-
            Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities
            Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)

8(b)(i).    Participation Agreement among Metropolitan Series Fund, Inc., MetLife
            Advisers, LLC, MetLife Securities, Inc. and MetLife Insurance Company of
            Connecticut entered as of April 30, 2007. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-4, File 333-00165 filed October 31, 2007.)

8(b)(ii).   Participation Agreement among Metropolitan Series Fund, Inc., MetLife
            Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance
            Company of Connecticut entered as of August 31, 2007. (Incorporated herein by reference to Exhibit 8(c)(ii) to Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)

9.          Opinion of Counsel as to the legality of securities being registered.
            (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, File No. 333-58783, filed July 9, 1998.)

10 (a).     Consent of Deloitte & Touche LLP, Independent Registered Public Accounting
            Firm. Filed herewith.

11.         Not applicable.

12.         Not applicable.

13.         Powers of Attorney authorizing Michele H. Abate, John E. Connolly, Jr., James
            L. Lipscomb, Gina C. Sandonato, Myra L. Saul, and Marie C. Swift as signatory for Michael K. Farrell, William J. Mullaney, Lisa M. Weber, Stanley J. Talbi
            and Joseph J. Prochaska.. (Incorporated herein by reference to Exhibit 13 to
            Post-Effective Amendment No. 13 to this Registration Statement on Form N-4
            File No. 333-58783 filed April 6, 2007.)


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Principal Business Address:

MetLife Insurance Company of Connecticut
One Cityplace
Hartford, CT 06103-3415

NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------
Michael K. Farrell                 Director and President
10 Park Avenue
Morristown, NJ 07962

William J. Mullaney                Director
1 Metlife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Lisa M. Weber                      Director
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101


NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------
Steven A. Kandarian                Executive Vice President and Chief Investment Officer
10 Park Avenue
Morristown, NJ 07962

James L. Lipscomb                  Executive Vice President and General Counsel
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Joseph J. Prochaska, Jr.           Executive Vice President and Chief Accounting Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Stanley J. Talbi                   Executive Vice President and Chief Financial Officer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Gwenn L. Carr                      Senior Vice President and Secretary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Eric T. Steigerwalt                Senior Vice President and Treasurer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

William D. Cammarata               Senior Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Elizabeth M. Forget                Senior Vice President
260 Madison Ave
New York, NY 10016

Gene L. Lunman                     Senior Vice President
185 Asylum Street
Hartford, CT 06103

Roberto Baron                      Vice President and Senior Actuary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

S. Peter Headley                   Vice President and Assistant Secretary
6750 Poplar Avenue
Germantown, TN 38138

Daniel D. Jordan                   Vice President and Assistant Secretary
501 Boylston Street
Boston, MA 02116

Bennett Kleinberg                  Vice President and Actuary
185 Asylum Street
Hartford, CT 06103

Christopher A. Kremer              Vice President and Actuary
501 Boylston Street
Boston, MA 02116

Paul L. LeClair                    Vice President and Actuary
501 Boylston Street
Boston, MA 02116

Jonathan L. Rosenthal              Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962


NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------
Patrick D. Studley                 Vice President and Actuary
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Jeffrey N. Altman                  Vice President
10 Park Avenue
Morristown, NJ 07962

Steven J. Brash                    Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Herbert B. Brown                   Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Vincent Cirulli                    Vice President
10 Park Avenue
Morristown, NJ 07962

James R. Dingler                   Vice President
10 Park Avenue
Morristown, NJ 07962

Judith A. Gulotta                  Vice President
10 Park Avenue
Morristown, NJ 07962

Gregory M. Harrison                Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

C. Scott Inglis                    Vice President
10 Park Avenue
Morristown, NJ 07962

James M. Koeger                    Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

Joseph J. Massimo                  Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Daniel A. O'Neill                  Vice President
10 Park Avenue
Morristown, NJ 07962

Mark S. Reilly                     Vice President
185 Asylum Street
Hartford, CT 06103

Mark J. Remington                  Vice President
185 Asylum Street
Hartford, CT 06103

Ragai A. Roushdy                   Vice President
10 Park Avenue
Morristown, NJ 07962



NAME AND PRINCIPAL                 POSITIONS AND OFFICES
BUSINESS ADDRESS                   WITH INSURANCE COMPANY
--------------------------------   ---------------------------------------------------------------------
Kevin M. Thorwarth                 Vice President
10 Park Avenue
Morristown, NJ 07962

Mark. H. Wilsmann                  Vice President
10 Park Avenue
Morristown, NJ 07962


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of MetLife Insurance Company of Connecticut under Connecticut insurance law. The Depositor is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. No person is controlled by the Registrant. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF SEPTEMBER 30, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      20. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      21.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        20.   Bond Trust Account A (MA)

        21.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 9% General Partnership interest is held by Metropolitan Asset Management Corporation and 90% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 78.5% Limited Partnership interest is held by Metropolitan Life Insurance Company and 20.5% Limited Partnership interest is held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

            e) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      23.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52.8% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia/Canada)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)

      41. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT) 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    Metropolitan Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

CC.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                        7


ITEM 27. NUMBER OF CONTRACT OWNERS


As of August 31, 2007,



Qualified: 1,926


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a)  MetLife Investors Distribution Company
     5 Park Plaza, Suite 1900
     Irvine, CA 92614

     Prior to October 20, 2006, MLI Distribution LLC was the principal underwriter and distributor. On that date MLI Distribution LLC merged into MetLife Investors Distribution Company.

     MetLife Investors Distribution Company also serves as principal underwriter and distributor for the following investment companies (other than the Registrant):


MetLife of CT  Fund ABD for Variable Annuities



MetLife of CT  Fund ABD II for Variable Annuities



MetLife of CT  Fund BD for Variable Annuities



MetLife of CT  Fund BD II for Variable Annuities



MetLife of CT  Fund BD III for Variable Annuities



MetLife of CT  Fund BD IV for Variable Annuities



MetLife of CT  Fund U for Variable Annuities



MetLife of CT  Separate Account Five for Variable Annuities



MetLife of CT  Separate Account Six for Variable Annuities



MetLife of CT  Separate Account Seven for Variable Annuities



MetLife of CT  Separate Account Eight for Variable Annuities



MetLife of CT  Separate Account Nine for Variable Annuities



MetLife of CT  Separate Account Ten for Variable Annuities



MetLife of CT  Separate Account Eleven for Variable Annuities



MetLife of CT  Separate Account Twelve for Variable Annuities



MetLife of CT  Separate Account Thirteen for Variable Annuities



MetLife of CT  Separate Account Fourteen for Variable Annuities



MetLife Insurance Company of CT Variable Annuity Separate Account 2002 and



MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002



MetLife of CT  Separate Account PF for Variable Annuities



MetLife of CT  Separate Account PF II for Variable Annuities



MetLife of CT  Separate Account QP for Variable Annuities



MetLife of CT  Separate Account QPN for Variable Annuities



MetLife of CT  Separate Account TM for Variable Annuities



MetLife of CT  Separate Account TM II for Variable Annuities



MetLife of CT  Fund UL for Variable Life Insurance



MetLife of CT  Fund UL II for Variable Life Insurance

MetLife of CT  Fund UL III for Variable Life Insurance



MetLife of CT  Variable Life Insurance Separate Account One



MetLife of CT  Variable Life Insurance Separate Account Two



MetLife of CT  Variable Life Insurance Separate Account Three



Metropolitan Life Variable Annuity Separate Account I and



Metropolitan Life Variable Annuity Separate Account II



Met Investors Series Trust



MetLife Investors USA Separate Account A



MetLife Investors Variable Annuity Account One



MetLife Investors Variable Annuity Account Five



MetLife Investors Variable Life Account One



MetLife Investors Variable Life Account Five



First MetLife Investors Variable Annuity Account One



General American Separate Account Eleven



General American Separate Account Twenty-Eight



General American Separate Account Twenty-Nine



General American Separate Account Two



Security Equity Separate Account 26



Security Equity Separate Account 27



Metropolitan Life Separate Account E



Metropolitan Life Separate Account UL


Metropolitan Tower Separate Account One


Metropolitan Tower Separate Account Two



Paragon Separate Account A



Paragon Separate Account B



Paragon Separate Account C and



Paragon Separate Account D


(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and managers of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER
--------------------------   ---------------------------------------------------------------------
Michael K. Farrell           Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Craig W. Markham             Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta           Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Paul A. Sylvester            President, National Sales Manager-Annuities & LTC
10 Park Avenue
Morristown, NJ 07962

Elizabeth M. Forget          Executive Vice President, Investment Fund Management & Marketing
260 Madison Avenue
New York, NY 10016


NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER
--------------------------   ---------------------------------------------------------------------
Paul A. LaPiana              Executive Vice President, National Sales Manager-Life
5 Park Plaza
Suite 1900
Irvine, CA 92614

Richard C. Pearson           Executive Vice President, General Counsel and Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614

Andrew Aiello                Senior Vice President, Distribution Head-National Accounts Channel
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Jeffrey A. Barker            Senior Vice President, Channel Head-Independent Accounts
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Douglas P. Rodgers           Senior Vice President, Channel Head-LTC
10 Park Avenue, 1st Floor
Morristown, NJ 07962

Myrna F. Solomon             Senior Vice President, Channel Head-Banks
501 Boylston Street
Boston, MA 02116

Leslie Sutherland            Senior Vice President, Channel Head-Broker/Dealers
1 MetLife Plaza
Long Island City, NY 11101

Edward C. Wilson             Senior Vice President, Channel Head-Wirehouse
5 Park Plaza
Suite 1900
Irvine, CA 92614

Curtis Wohlers               Senior Vice President, Channel Head-Planners
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Jay S. Kaduson               Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Eric T. Steigerwalt          Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Peter Gruppuso               Vice President and Chief Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830

Debora L. Buffington         Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Charles M. Deuth             Vice President, National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614


NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER
--------------------------   ---------------------------------------------------------------------
Paul M. Kos                  Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Craig W. Markham             Vice President
13045 Tesson Ferry Rd.
St. Louis, MO 63128

Deron J. Richens             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros             Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614


(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                                  (2)
                                                  NET
                    (1)                       UNDERWRITING         (3)              (4)              (5)
             NAME OF PRINCIPAL               DISCOUNTS AND   COMPENSATION ON     BROKERAGE          OTHER
                UNDERWRITER                   COMMISSIONS       REDEMPTION      COMMISSIONS      COMPENSATION
             -----------------              ---------------  ---------------  ---------------  ---------------
MLI Distribution LLC......................    $92,981,365           $0               $0               $0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

(1)  MetLife Insurance Company of Connecticut
     One Cityplace
     Hartford, Connecticut 06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and


(c) To deliver with any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) -- (d) of Rule 6c-7 have been complied with.

(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-
     (4) or such letter.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 31st day of October 2007.



           MetLife of CT Separate Account Five for Variable Annuities

                                  (Registrant)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (Depositor)

                                        By:     /s/ BENNETT D. KLEINBERG
                                            ------------------------------------
                                            Bennett D. Kleinberg, Vice President
                                                         and Actuary


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 31st day of October 2007.




         /s/ *MICHAEL K. FARRELL                  Director and President
---------------------------------------------
             (Michael K. Farrell)

          /s/ *STANLEY J. TALBI                   Executive Vice President and Chief
---------------------------------------------        Financial Officer
              (Stanley J. Talbi)

      /s/ *JOSEPH J. PROCHASKA, JR.               Executive Vice President and Chief
---------------------------------------------        Accounting Officer
          (Joseph J. Prochaska, Jr.)

         /s/ *WILLIAM J. MULLANEY                 Director
---------------------------------------------
            (William J. Mullaney)

            /s/ *LISA M. WEBER                    Director
---------------------------------------------
               (Lisa M. Weber)

*By:           /s/ MYRA L. SAUL
     ----------------------------------------
       Myra L. Saul , Attorney-in-fact



* MetLife Insurance Company of Connecticut. Executed by Myra L. Saul on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX



10(a)   Consent of Deloitte & Touche LLP, Independent Registered Public
        Accounting Firm.